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                                                                 EXHIBIT 10(b)




                     CONSENT OF INDEPENDENT ACCOUNTANTS



We consent to the inclusion in this registration statement on Form N-4 of our report dated February 11, 1999, on our audits of the consolidated financial statements and financial statement schedules of Protective Life Insurance Company and Subsidiaries. We also consent to the inclusion of our report dated March 17, 1999 on our audit of the financial statements of the Variable Annuity Account A of Protective Life. We also consent to the reference to our firm under the caption "Experts."




                                                    PricewaterhouseCoopers LLP

Birmingham, Alabama
April 29, 1999